Exhibit 10.43


                   [Letterhead of Avery Communications, Inc.}



September 30, 2003


Qorus.com, Inc.
2700 Patriot Drive - Suite 150
Glenview, IL 60025

Gentlemen:

This will confirm our agreement to amend the credit limit granted under our letter of August 4, 2003 from a maximum borrowing limit of $150,000 to a revised maximum borrowing limit of $200,000.

All other terms of the letter agreement dated August 4, 2003 remain unchanged.

Avery Communications, Inc.                    Qorus.com, Inc.

s / Patrick J. Haynes, III                     s / Thomas C. Ratchford
------------------------------------           ---------------------------
Patrick J. Haynes, III                         Thomas C. Ratchford
Chief Executive Officer                        Chief Financial Officer

Thurston Interests, LLC, both for
Itself and as assignee of notes
previously issued to Apex Investment           Customer Care & Technology
Fund III and Apex Strategic Partners           Holdings, Inc.

s / Patrick J. Haynes, III                     s / Willard C. McNitt, III
------------------------------------           -------------------------------
Patrick J. Haynes, III                         Willard C. McNitt III
Chief Executive Officer                        Chief Financial Officer